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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               ________________



                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)  January 28, 1999


                                 ____________


                          LOCKHEED MARTIN CORPORATION

            (Exact name of registrant as specified in its charter)



             Maryland                       1-11437              52-1893632
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
          Incorporation)                                     Identification No.)


6801 Rockledge Drive, Bethesda, Maryland           20817
 (Address of principal executive offices)        (Zip Code)


                                (301) 897-6000
             (Registrant's telephone number, including area code)


                                 ____________


                                Not Applicable
            (Former name or address, if changed since last report)


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Item 5.  Other Events

    The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release (and the the two attachments, including financial tables) regarding its financial performance for fiscal 1998, dated January 28, 1999, which is included as
Exhibit 99 to this Form.

Item 7.  Financial Statements and Exhibits

    Exhibit No.               Description
    -----------               -----------

       99                Lockheed Martin Corporation Press Release (and
                          the two attachments, including financial tables) dated January 28, 1999.
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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LOCKHEED MARTIN CORPORATION

                                    /s/ Marian S. Block
                                    ----------------------
                                     Marian S. Block
                                         Vice President, Associate General
                                         Counsel and Assistant Secretary



28 January 1999


INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

  99           Lockheed Martin Corporation Press Release (and the two
                attachments, including financial tables) dated January 28, 1999.